Alleghany Exhibit 99.1

FORWARD-LOOKING STATEMENTS
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Alleghany’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside Alleghany’s control.  Except for Alleghany’s ongoing obligation to disclose material information as required by federal securities laws, Alleghany is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions, or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.  Factors that could cause Alleghany’s actual results and experience to differ, possibly materially, from those expressed in the forward-looking statements include the factors set forth in Alleghany’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the United States Securities and Exchange Commission.
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**

Long Track Record of Stable Leadership
Otis & Mantis Van Sweringen (founders)
Robert Young (1937-1958) – 21 years
Allan Kirby (1958-1967) – 9 years
F.M. Kirby (1967-1992) – 25 years
John J. Burns, Jr. (1992-2004) – 12 years
Weston M. Hicks (2004-)
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**

From Railroads to Financial Services
Nickel Plate Railroad
Chesapeake & Ohio Railroad
New York Central
MSL Industries
Jones Motor
World Minerals
Investors Diversified Services
Chicago Title & Trust
Sacramento Savings Bank
Underwriters Re
Railroads
Industrials
Financials
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**

Lessons from Alleghany’s Past
1. Acquisitions should be opportunistic – buy
when seller has to sell
2. Excess capital and holding company liquidity
are necessary to implement (1.)
3. Long-term performance requires
preservation of capital in times of stress
“There’s nothing wrong with getting rich slowly”
- John J. Burns, Jr.
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**

The Alleghany Value Proposition
•
Underwriting subsidiaries compete with
“giants” by being more nimble & creative
•
Holding company model frees operating
management to focus exclusively on their
business
•
Parent company sets incentives, allocates
capital, and adds value through investment
function
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**

Alleghany focuses on the long-term
Those who built the great companies in our research
distinguished between share value
and share price, between
shareholders
and shareflippers, and recognized that their
responsibility lay in building shareholder value, not in
maximizing shareflipper price.
-
Jim Collins, How The Mighty Fall
**
**

TransRe

PacificComp℠
PACIFIC COMPENSATION CORPORATION

Homesite
HOME INSURANCE

darwin

RSUI

CAPITOL
INSURANCE COMPANIES

Major Insurance Transactions (2012) (2007) (2006-2013) (2003-2008) (2003) (2002) ** **

Alleghany Transformed: 2002-2013
2002 09/13 Change
Capitol Companies $    0.2 $   0.3 $    0.1
TransRe - 4.4 4.4
RSUI - 1.6 1.6
Other 0.3 0.2 (0.1)
Operating subsidiaries $    0.5 $   6.5  $    6.0
Parent investments $    1.0 $   0.9 $   (0.1)
Parent debt, other (0.1) (0.7) (0.6)
Parent, net $    0.9 $   0.2 $   (0.7)
Stockholders’ equity $    1.4 $   6.7 $    5.3
Book value per share $ 162.75 $ 400.60 $ 237.85
Parent company balance sheet ($ billions)
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**

Minimal Goodwill & Intangibles As % of Stockholders’ Equity (9/30/13) ** **

•
Acquired March 6, 2012 for $3.5 billion in cash
and stock
•
Leading specialty professional reinsurer with
highly diversified business
•
Over $500 million of underwriting profits from
acquisition date through 3Q/13; on track for
record underwriting profits
•
Successful 1/1 renewal season – new business
exceeded expiring by 11%
****

•
Acquired July 1, 2003 from Royal & Sun
Alliance; initial investment $626 million
•
Cumulative underwriting profits of almost
$1.2 billion (through 3Q/13) under Alleghany
ownership
•
Stockholder’s equity $1.6 billion at the end of
3Q/13
•
Long-term average combined ratio of 81%
including Katrina and Sandy

RSUI’s Combined Ratio 60% 86% 122% 71% 69% 80% 70% 73% 82% 99% 80% ** **

•
Regional binding authority + strong
commercial surety business
•
Binding authority business has low loss ratio,
but expense ratio is too high
•
Surety has excellent long-term underwriting
record, averaging a combined ratio of 85%
•
Stephen Sills new CEO in 2013; plans in place
to grow into expense structure
****

•
Jan Frank has had a busy first year as CEO
•
New chief underwriting officer, new chief
actuary and new head of claims
•
Annualized premium has grown from $25 mm
at end of 2012 to close to $48 mm at end of
2013
•
Reducing writings in LA basin and establishing
new distribution partners

Investment Organization
Roundwood Asset
Management LLC
Alleghany Capital
Corporation
•
Manages public equity
portfolios of TransRe,
RSUI, and Capitol
Companies
•
$ 2 billion of AUM
•
7 investment
professionals
•
Buyouts of family-owned,
non-financial businesses
and growth capital
investments
•
~$200 mm invested
•
4 investment
professionals
**
**

World Class Outside Managers
Manages fixed income
securities for RSUI, Capitol,
and PacificComp
Manages fixed income
securities for TransRe
$ 1 billion allocation to
CLOs, High Yield, and other
credit strategies
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**

Roundwood Asset Management LLC
•
2013 outperformed S&P 500 by ~240 basis
points with below-average market risk
•
Invest in strong businesses at reasonable
prices based on proprietary fundamental
research
•
Expect <25 positions with 10-15% turnover
•
Headed by F. Jack Liebau
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**

Largest Positions As of December 31, 2013 ** **

Alleghany Capital Corporation
•
Major investments include Stranded Oil
Resources Corporation (“SORC”), Bourn &
Koch, and Kentucky Trailer
•
Expect to make 1-2 acquisitions per year in
the $50-$100 mm enterprise value range
•
Goal is to have a portfolio of non-insurance
businesses producing steady stream of cash
flow to holding company
**
**

ACC Major Investments
Developing first oil recovery project
in Fredonia, Kansas
Successful year in 2013, with results
in line with acquisition expectations
Now 80% owned following 1/14
completion of 2-stage transaction
Two major oil companies are
developing subsalt exploration plays
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Opportunities
•
Better underlying economy = exposure growth
•
Improving pricing in casualty lines
•
Standard market price increases = E&S
opportunity
•
Growth initiatives at Capitol and potential
turnaround at PacificComp
•
ACC investments
•
Share repurchases at discount to book value
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**

Challenges
•
Low interest rates reduce nominal ROE potential
of all insurance businesses
•
Property market seeing increased competition
•
New non-traditional entrants to property
reinsurance market and falling demand from
large clients
•
Observed increase in frequency of severe
weather events
•
Relentless claims inflation in California workers’
compensation
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140%
120%
100%
80%
60%
40%
20%
0%
-20%
03
04
05
06
07
08
09
10
11
12
13
Alleghany (BV)
S&P 500 (MV)

Rolling 5-Year Cumulative Returns Y Book Value “beta” = 0.24 ** **

300
250
200
150
100
50
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Book Value per Share
Y Price
S&P 500 (Including Dividends)

S&P 500 Returns with Less Risk 8.5% 7.4% 7.7% Annualized returns; 2003=100 ** **

Alleghany ***** ***** ***** *****